Exhibit 4.14


                                                             EXECUTION COPY


                   AMENDMENT NO. 3 TO WAIVER AND CONSENT


THIS AMENDMENT NO. 3 TO WAIVER AND CONSENT, dated as of May 22, 2002 (this "Amendment"), is with respect to that certain Waiver and Consent, dated as of April 15, 2002 (as amended, the "Waiver and Consent"), given under that certain Post-Confirmation Credit Agreement dated as of October 20, 2000 (as amended, modified or otherwise supplemented, the "Credit Agreement"), among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), and various subsidiaries thereof as borrowers (the Company and such subsidiaries together, the "Borrowers"), various financial institutions as lenders (the "Lenders"), AMSOUTH BANK, as a Lender and as documentation agent for the Lenders (the "Documentation Agent"), and ABN AMRO BANK N.V., as a Lender, as issuing lender and as administrative agent for the Lenders (the "Administrative Agent", and together with the Documentation Agent, the "Agents").

WHEREAS, the Borrowers have requested that the Lenders agree to extend to May 31, 2002 a certain May 22, 2002 deadline set forth in the Waiver and Consent; and

WHEREAS the Lenders are willing to agree to such extension but only on and subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. Section 6(a)(ii) of the Waiver and Consent is hereby amended by replacing the date "May 22, 2002" therein with the date "May 31, 2002".

SECTION 2. Except as expressly amended hereby, the Waiver and Consent shall continue in full force and effect, and the Borrowers hereby ratify and confirm the terms and provisions thereof, including all representations, warranties and covenants thereunder, at and as of the date hereof.

SECTION 3. This Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment, waiver of or consent granted pursuant to any other term or condition of the Credit Agreement, and Loan Document or any of the instruments or agreements referred to in such documents or a waiver of any Unmatured Event of Default or Event of Default under the Credit Agreement, whether or not known to any of the Agents or the Lenders, or (b) to prejudice any other right or rights that the Agents or the Lenders may now or in the future have in connection with the Credit Agreement, any other Loan Document or any instruments referred to therein.

SECTION 4. Capitalized terms used in this Amendment that are not defined herein but are defined in the Credit Agreement shall have the meaning given to such terms in the Credit Agreement.

SECTION 5. EACH BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF SUCH BORROWER TO REPAY ANY AGENT OR ANY LENDER AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY AGENT OR ANY LENDER OR ANY OF THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS, AND EACH AGENT'S AND EACH LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, MATURED OR UNMATURED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, THAT SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH AGENT OR LENDER, AND SUCH AGENT'S OR LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT. THE RELEASES AND DISCHARGES IN THIS SECTION 5 SHALL BE EFFECTIVE REGARDLESS OF WHETHER THIS AMENDMENT BECOMES EFFECTIVE AND REGARDLESS OF ANY OTHER EVENT THAT MAY OCCUR OR NOT OCCUR AFTER THE DATE HEREOF.

 [Remainder of page intentionally left blank; signatures on following pages.]

Delivered as of the day and year first above written.

                                  TOKHEIM CORPORATION

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------


                                  GASBOY INTERNATIONAL, INC.

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------

                                  TOKHEIM INVESTMENT CORP.

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------

                                  MANAGEMENT SOLUTIONS, INC.

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------

                                  SUNBELT HOSE & PETROLEUM EQUIPMENT INC.

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------


                                  TOKHEIM SERVICES LLC

                                  By
                                    ---------------------------------------
                                  Title
                                       -------------------------------------


                                  TOKHEIM RPS, LLC

                                  By
                                    ----------------------------------------
                                  Title
                                       -------------------------------------


                                  ABN AMRO BANK N.V., as Administrative Agent, as Issuing Lender and as a Lender

                                  By
                                    ----------------------------------------
                                  Title
                                       -------------------------------------

                                  By
                                    ----------------------------------------
                                  Title
                                       -------------------------------------


                                  AMSOUTH BANK, as Documentation Agent and as a Lender

                                  By
                                    ----------------------------------------
                                  Title
                                       -------------------------------------


                                  BANK ONE, INDIANA, NATIONAL ASSOCIATION, as a Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------

                                  CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  CREDIT AGRICOLE INDOSUEZ, as a Lender

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------


                                  BEAR, STEARNS & CO., INC., as a Lender

                                  By
                                    ---------------------------------------
                                  Title
                                       ------------------------------------


                                  BANKERS TRUST COMPANY, as a Lender

                                  By
                                    ----------------------------------------
                                  Title
                                       -------------------------------------


                                  SENIOR DEBT PORTFOLIO, as a Lender

                                  By:  Boston Management and Research, as
                                       Investment Advisor

                                  By
                                    ----------------------------------------
                                  Title
                                       -------------------------------------


                                  EATON VANCE SENIOR INCOME TRUST, as a Lender

                                  By: Eaton Vance Management, as Investment
                                      Advisor

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  OXFORD STRATEGIC INCOME FUND, as a Lender

                                  By: Eaton Vance Management, as Investment
                                      Advisor

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

                                  By: Eaton Vance Management, as Investment
                                      Advisor

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  BANK PEKAO SA (FORMERLY KNOWN AS BANK POLSKA
                                  KASA OPIEKI S.A., NEW YORK BRANCH), as a
                                  Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  OCTAGON INVESTMENT PARTNERS II, LLC, as
                                  a Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  OAKTREE CAPITAL MANAGEMENT, LLC, as agent and on behalf of certain funds and accounts, as a Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  ARES LEVERAGED INVESTMENT FUND II, L.P., as a Lender

                                  By: ARES Management II, L.P., its General
                                      Partner

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  WHIPPOORWILL/TOKHEIM OBLIGATIONS TRUST-2000, as a Lender

                                  By: Whippoorwill Associates, Incorporated,
                                      as its investment representative and
                                      advisor

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  BARCLAYS BANK PLC, as a Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------


                                  GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                                  Lender

                                  By
                                    -----------------------------------------
                                  Title
                                       --------------------------------------